EXHIBIT 99.1

* Raymond James 34th Annual Institutional Investors Conference March 5, 2013

* Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of financial items; the timing of assets into service; timing of assets at location; timing of the closing of our pipelay vessel sales; projections of contracting services activity; future operations expenditures; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; delays, costs and difficulties related to the pipelay vessel sale; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.

* Who We Are Helix is a specialty deepwater service provider to the offshore energy industry, focused on expanding our subsea infrastructure services in Well Intervention and Robotics.

* Deepwater Subsea Services Well Intervention: Entering a wellbore to initiate, enhance, restore or decommission production as part of the well’s natural life cycle. Robotics: Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews. Why focus on these disciplines? Strong current demand with projected sustained growth Significant barriers to entry Capital-intensive at the top end of the market, for both vessels and skilled crews Mastery of full range of services necessary to add value Strong track record critical to earning customer trust Trenching ROV preparing for deployment Helix Light Well Intervention (LWI) vessels – Well Enhancer and Seawell

* Well Intervention

* Well Intervention Overview

* Well Intervention Current Asset Base Q4000 Well Enhancer Seawell Intervention Riser Systems (IRS) Subsea Intervention Lubricators (SIL)

* Future Well Intervention Growth Helix 534 In Service Q3 2013 Skandi Constructor In Service Q2 2013 Q5000 In Service 1H 2015 Intervention Riser Systems

* What Sets Helix Apart in Well Intervention The Helix fleet pioneered modern deepwater well intervention techniques MSV Seawell, the industry’s first dedicated monohull light well intervention vessel MODU Q4000, the industry’s first semi-submersible vessel dedicated to riser-deployed well intervention MSV Well Enhancer, the industry’s first LWI monohull to deploy coiled tubing for well intervention SILs make intervention possible for a broad range of applications, including connecting to the Macondo well in 2010 Only intervention company with expertise in all intervention asset categories A significant track record of global intervention successes Primary target for operations in the U.S. Gulf of Mexico, North Sea, and West Africa Further growth potential in emerging global markets, including West Africa, Asia Pacific, Mediterranean, Canada, and Brazil

* Robotics *

* Robotics Overview Helix provides ROVs and crews to perform subsea tasks, including: Umbilical and flowline trenching services Geotechnical coring Comprehensive workclass ROV services Dynamically positioned ROV support vessels Tooling and intervention services Technical manpower and project management services As operations move into deeper waters, more powerful, specialized ROVs will be required to perform subsea tasks

* Robotics Assets 50 Work-class ROVs: The backbone of the fleet, capable of performing a broad array of subsea contruction and well intervention tasks 8 new ROVs placed in service in 2012 4 Trenchers: The key to pipeline installation in heavily-trafficked waters T1200 (above) placed in service Q3 2012 2 ROVDrills: Provide seabed composition intelligence for subsea construction and subsea mining operations

* Chartered Vessel Fleet* Deep Cygnus Olympic Canyon Olympic Triton Grand Canyon * Spot vessels added to chartered vessel fleet as market demand requires.

* Future Robotics Growth Newbuild chartered vessels optimized for renewable energy markets, as well as oil & gas markets Additional work-class ROVs for current and emerging markets Trenchers for burial operations worldwide ROVDrill seabed coring units for energy and mining industries

* What Sets Helix Apart in Robotics Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements A fleet of advanced vehicles, including several units custom-built to our specifications The industry leader in subsea trenching and coring capabilities Provide trenching, cable burial and ROV support for offshore wind farm development Current focus on export lines (field to shore) Future opportunities in-field (inter-array cable installation) ROVs serve many industries outside the offshore oil and gas sector Oil and Gas Renewable Energy Subsea Mining Specialty Services

* Production Facilities

* Production Facilities Independence Hub Semi (20%) Location: Mississippi Canyon Partner: Enterprise Products Operator: Anadarko Marco Polo TLP (50%) Location: Green Canyon Partner: Enterprise Products Operator: Anadarko Helix Producer I FPU Location: Phoenix Field Expect to remain on field through 2019 A component of the well containment system, along with the Q4000 Production Facilities contributed ~$60 million in EBITDA in 2012. Helix Producer I preparing to re-enter service following Macondo well containment response

* 2013 Outlook

* 2013 Outlook ($ in millions) 2013 Outlook and 2012 Actual includes $27 million and $367 million from Oil and Gas discontinued operations. 2013 Outlook excluding Subsea Construction and Oil and Gas, plus expected annualized contribution from Helix 534 and charted Skandi Constructor.

* 2013 Outlook Contracting Services Backlog totaling $800 million at the end of 2012 (~$530 million expected to be completed in 2013) Strong utilization expected for the well intervention fleet Q4000 full backlog thru 2014, plus pending commitments beyond Helix 534 expected in service in Q3, full backlog for remainder of 2013 Full backlog in 2014 Backlog in 2015 and 2016 Seawell and Well Enhancer fully booked in 2013 with strong interest in 2014/2015 Skandi Constructor to commence work Q2 2013 with initial backlog of 75+ days Continuing to add ROV systems in 2013 to support commercial growth in our Robotics business Awarded geotechnical drilling campaign in APAC utilizing ROVDrill in Q1 2013 The sale of the Express and Caesar to close in May and July, respectively Oil and gas sale closed on February 6, 2013 $624 million in proceeds received (approximately $550 million in after-tax proceeds) $318 million of term loans ($294 million) and revolver ($24 million) repaid as a result of the sale

* 2013 Outlook - Capex Capital Expenditures Contracting Services (~$350 million) Q5000 new build (approximately $140 million of capex in 2013) On schedule for delivery in 2015 Newly acquired Helix 534 continues conversion in Singapore into a well intervention vessel Estimated $180 million for vessel, conversion and intervention riser system (approximately $70 million remaining be incurred in 2013) Expect to deploy vessel to Gulf of Mexico in Q3 2013 Approximately $45 million for intervention riser system and deck modifications for the Skandi Constructor Continued incremental investment in Robotics business Maintenance capital for Seawell life extension and Helix Producer I dry dock

* Debt & Liquidity

* Liquidity of approximately $925 million at 12/31/2012 ($ amounts in millions) Debt and Liquidity Profile Includes impact of unamortized debt discount under our convertible senior notes. Liquidity, as we define it, is equal to cash and cash equivalents ($437 million), plus available capacity under our revolving credit facility ($488 million). Proforma 2012 balance reflects cash proceeds and debt retirements as a result of the divestiture of our oil and gas business in February and our pipelay assets mid-2013.

* Total funded debt of $1.1 billion at end of Q4 2012 consisting of: $204 million Convertible Senior Notes – 3.25% (A) ($172 million net of unamortized debt discount) $367 million Term Loan (B) - LIBOR + 3.50% on $271 million, and LIBOR + 2.75% on $96 million $100 million Revolver borrowings (C) – LIBOR + 2.75% $488 million of availability (including ~$12 million of LCs in place as of December 31, 2012) $275 million Senior Unsecured Notes – 9.5% $105 million MARAD Debt – 4.93% Convertible Notes Term Loans / Revolver Senior Unsecured Notes MARAD Debt $154 million of convertible senior notes issued in 2005 redeemed in December 2012 and remaining $4 million of 2005 notes in February 2013. $294 million of Term Loans repaid in February 2013 with proceeds from the sale of our oil and gas business. $24 million of our Revolver repaid in February 2013 with proceeds from the sale of our oil and gas business. Debt Maturity Profile

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